UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

QEP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36047	80-0918184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 22, 2015, Tesoro Logistics LP (“TLLP”) and QEP Midstream Partners, LP (“QEPM”) jointly announced the completion of TLLP’s acquisition of QEPM. Pursuant to an Agreement and Plan of Merger, dated as of April 6, 2015 (the “Merger Agreement”), by and among TLLP, Tesoro Logistics GP, LLC (“TLLP GP”), QEP Field Services, LLC, TLLP Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of TLLP (“MergerCo”), QEPM and QEP Midstream Partners GP, LLC (“QEPM GP”), QEPM agreed to merge with MergerCo with QEPM surviving the merger as a wholly owned subsidiary of TLLP (the “Merger”). TLLP completed the Merger following approval on July 21, 2015 of the Merger Agreement and the Merger by a majority of the QEPM common units held by QEPM unaffiliated unitholders (which excludes QEPM GP and its affiliates) and of the sole holder of the outstanding QEPM subordinated units.

At the effective time of the Merger, QEPM merged with MergerCo with QEPM surviving the Merger as a wholly owned subsidiary of TLLP. As a result of the Merger and pursuant to the Merger Agreement, all outstanding common units representing limited partner interests in QEPM (“QEPM Common Units”), other than QEPM Common Units held by QEPM GP and its affiliates, were cancelled and converted into the right to receive 0.3088 common units (the “Exchange Ratio”) representing limited partner interests in TLLP (“TLLP Common Units”). No fractional TLLP Common Units were issued in connection with the Merger, and QEPM common unitholders, instead, received cash in lieu of fractional TLLP Common Units, if any.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 to QEPM’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2015, and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the completion of the Merger, QEPM (i) notified the New York Stock Exchange (the “NYSE”) on July 22, 2015 that the Merger was effected and that all QEPM Common Units, other than the QEPM Common Units held by QEPM GP and its affiliates, were cancelled and converted into the right to receive 0.3088 TLLP Common Units, and (ii) requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to the QEPM Common Units. The trading of QEPM Common Units on the NYSE was suspended from trading before the opening of the market on July 23, 2015, the first business day following the completion of the Merger.

Item 3.03 Material Modification to Rights of Security Holders.

The information included under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Removal of Directors

On July 22, 2015, in connection with the closing of the Merger, the limited liability company agreement of QEPM GP was amended to, among other things, simplify the governance of QEPM GP, as described below in Item 5.03 of this Current Report on Form 8-K. As a result of the amendment, QEPM GP is no longer governed by a board of directors and all persons serving as directors of QEPM GP have been removed as directors of QEPM GP.

Amendment of LTIP

In connection with the Merger, QEPM GP transferred and assigned sponsorship and administration of the QEP Midstream Partners, LP 2013 Long-Term Incentive Plan (as amended and restated, the “Plan”) to TLLP GP, and TLLP GP assumed such Plan, all as contemplated by the Merger Agreement. In connection with such transfer, assignment and assumption, QEPM GP amended the Plan so that, among other things, all references in the Plan to QEPM Common Units were substituted with references to TLLP Common Units, and the outstanding number of units available for issuance under the Plan was adjusted by the Exchange Ratio.

The foregoing description of the amendment of the Plan is qualified in its entirety by reference to the full text of the Plan, as amended, filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Limited Liability Company Agreement of QEPM GP

Immediately following the closing of the Merger described in Item 2.01, on July 22, 2015, QEPM GP entered into the Third Amended and Restated Limited Liability Company Agreement of QEPM GP (the “Third Amended LLC Agreement”). The Third Amended LLC Agreement reflects the fact that QEPM no longer has any public unitholders and includes simplified governance provisions, including the removal of the board of directors. QEPM GP will be managed by its sole member, QEP Field Services, LLC.

The description of the Third Amended LLC Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Third Amended LLC Agreement, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Special Meeting of Unitholders (the “Special Meeting”) of QEPM held on July 21, 2015, QEPM unitholders approved the Merger Agreement and the Merger. The vote tabulation is set forth below:

For	Against	Abstain

14,811,514	36,624	8,893

Item 7.01 Regulation FD Disclosure.

On July 21, 2015, QEPM and TLLP issued a joint press release announcing the approval by the QEPM unitholders of the Merger Agreement and the Merger. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 22, 2015, QEPM and TLLP issued a joint press release announcing the completion of the Merger. A copy of the joint press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, unless QEPM specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 6, 2015, by and among Tesoro Logistics LP, Tesoro Logistics GP, LLC, QEP Field Services, LLC, TLLP Merger Sub LLC, QEP Midstream Partners, LP, and QEP Midstream Partners GP, LLC (incorporated by reference to Exhibit 2.1 to QEPM’s Form 8-K filed on April 6, 2015).

3.1	Third Amended and Restated Limited Liability Company Agreement of QEP Midstream Partners GP, LLC dated as of July 22, 2015.

10.1	Amended and Restated QEP Midstream Partners, LP 2013 Long-Term Incentive Plan

99.1	Press Release dated July 21, 2015.

99.2	Press Release dated July 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2015

QEP MIDSTREAM PARTNERS, LP

By: QEP Midstream Partners GP, LLC, Its general partner

By:	/s/ Phillip M. Anderson
Name:	Phillip M. Anderson
Title:	President

Index to Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 6, 2015, by and among Tesoro Logistics LP, Tesoro Logistics GP, LLC, QEP Field Services, LLC, TLLP Merger Sub LLC, QEP Midstream Partners, LP, and QEP Midstream Partners GP, LLC (incorporated by reference to Exhibit 2.1 to QEPM’s Form 8-K filed on April 6, 2015).

3.1	Third Amended and Restated Limited Liability Company Agreement of QEP Midstream Partners GP, LLC dated as of July 22, 2015.

10.1	Amended and Restated QEP Midstream Partners, LP 2013 Long-Term Incentive Plan.

99.1	Press Release dated July 21, 2015.

99.2	Press Release dated July 22, 2015.